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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                 May 10, 2004
               -----------------------------------------------------------------
                        (Date of earliest event reported)

                       Corporate Asset Backed Corporation
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     001-13444                    22-3281571
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(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)

         445 Broad Hollow Road
         Suite 239
         Melville, New York                                       11747
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(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's Telephone Number, including area code (631) 587-4700
                                                           --------------


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ITEM 7.  Financial Statements and Exhibits

 (c)     Exhibits

Exhibit No.                    Description
-----------                    -----------
   23.1              Consent of Ernst & Young Ltd.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CORPORATE ASSET BACKED CORPORATION


                                     By: /s/ Robert D. Vascellaro
                                         ------------------------------
                                           Name:  Robert D. Vascellaro
                                           Title: Senior Vice President

Date: May 10, 2004


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                                INDEX TO EXHIBITS

    Exhibit No.                                      Description
    -----------                                      -----------
        23.1                            Consent of Ernst & Young Ltd.